UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report: July 24, 2008

(Date of earliest event reported): July 22, 2008

SUNOCO LOGISTICS PARTNERS L.P.

(Exact name of registrant as specified in its charter)

Delaware	1-31219	23-3096839
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification number)

1735 Market Street, Suite LL, Philadelphia, PA	19103-7583
(Address of principal executive offices)	(Zip Code)

(215) 977-3000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Effective July 22, 2008, at a regularly scheduled meeting, the board of directors (the “Board”) of Sunoco Logistics Partners LLC, a Pennsylvania limited liability company (the “Company”) and general partner of Sunoco Logistics Partners L.P., a Delaware limited partnership (the “Partnership”), appointed Michael Galtman, age 33, to serve as Chief Accounting Officer of the Company. Mr. Galtman was also promoted to the position of Controller effective July 1, 2008.

Mr. Galtman will receive salary and benefits, and will participate in each of the Company’s Long-Term Incentive Plan and its Annual Incentive Plan (previously filed February 26, 2008 as Exhibits 10.11 and 10.12, respectively, to the Partnership’s Annual Report on SEC Form 10-K for the fiscal year ended December 31, 2007), in accordance with Company practice, at levels commensurate with his employment position. In addition, Mr. Galtman will be eligible to participate in the Company’s other benefit programs available to employees generally, including life, long-term disability, medical and dental insurance and vacation benefits.

Mr. Galtman joined the Company in 2005 and has previously served as the Company’s Assistant Controller and, most recently, as Manager of Financial Planning and Analysis. Prior to joining the Company, Mr. Galtman was Manager, SEC Reporting for MBNA Corporation from 2003 to 2005.

Mr. Galtman earned a Bachelor of Science in Accounting from Rutgers University in 1987. He is a certified public accountant. He has no relationships or related party transactions with the Company, or the Partnership, required to be disclosed pursuant to Item 404(a) of Regulation S-K.

A copy of the press release announcing Mr. Galtman’s promotion and appointment is being filed herewith as Exhibit 99.1

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Exhibit
99.1	Press release dated July 23, 2008.

Forward-Looking Statements

Statements contained in the exhibits to this report that state the Partnership’s or its management’s expectations or predictions of the future are forward-looking statements. The Partnership’s actual results could differ materially from those projected in such forward-looking statements. Factors that could affect those results include those mentioned in the documents that the Partnership has filed with the Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SUNOCO LOGISTICS PARTNERS LP.

By:	Sunoco Partners LLC, its General Partner

	By:	/s/ BRUCE D. DAVIS, JR.
Bruce D. Davis, Jr. Vice President, General Counsel and Secretary

July 24, 2008

Philadelphia, PA

EXHIBIT INDEX

Exhibit No.	Exhibit
99.1	Press release dated July 23, 2008.